Ordinary Shares	12 Months Ended
Dec. 31, 2019
Stockholders' Equity Note [Abstract]
Ordinary shares
12. ORDINARY SHARES
As of December 31, 2018 and 2019, 500,000,000 ordinary shares had been authorized by the Company. Each ordinary share is entitled to one vote. The holders of ordinary shares are also entitled to receive dividends whenever funds are legally available and when declared by the Board of Directors of the Company.
On October 29, 2019, the Company’s shareholders and board of directors approved that immediately prior to the completion of initial public offering, the Company’s authorized share capital will be changed into US$80,000 divided into 800,000,000 ordinary shares of a par value of US$0.0001 each.